SUPPLEMENT DATED JANUARY 16, 2013
to

PROSPECTUSES DATED MAY 1, 2012
FOR SUN LIFE FINANCIAL MASTERS EXTRA, SUN LIFE FINANCIAL MASTERS CHOICE, SUN LIFE FINANCIAL MASTERS FLEX, SUN LIFE FINANCIAL MASTERS CHOICE II, AND SUN LIFE FINANCIAL MASTERS FLEX II

and

PROSPECTUSES DATED APRIL 29, 2011
FOR SUN LIFE FINANCIAL MASTERS ACCESS AND SUN LIFE FINANCIAL MASTERS EXTRA II

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

On November 8, 2012, the Board of Trustees of the Huntington VA Macro 100 Fund approved a proposal to reorganize the Huntington VA Macro 100 Fund into the Huntington VA Dividend Capture Fund.  Pursuant to the reorganization, the Huntington VA Macro 100 Fund will liquidate by transferring substantially all of its assets to the Huntington VA Dividend Capture Fund.

Huntington will be closing the Huntington VA Macro 100 Fund to all new and subsequent investments effective as of the close of business on March 27, 2013.  The reorganization is scheduled to take place at the close of business on or about March 28, 2013.

Please retain this supplement with your prospectus for future reference.